UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: September 15, 2004


                           Cyber Defense Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Florida
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           (State or Other Jurisdiction of Registrant or Organization)


            333-46424                                     55-0876130
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      (Commission File Number)              (I.R.S. Employer Identification No.)



   7711 Military Trail North
  Palm Beach Gardens, Florida                               33410
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(Address of Principal Executive Offices)                 (Zip Code)


                                (504) 772-7402
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              (Registrant's Telephone Number, Including Area Code)






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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     This  Form  8-K  is  being  filed  by  Cyber  Defense  Systems,  Inc.  (the
"Registrant" or "Cyber Defense") as the Successor to E-City Software, Inc. ("E-City") pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended.

     On September 7, 2002, pursuant to a change of domicile merger and name change, trading in the Class A Common Stock of Cyber Defense, as the successor to E-City, began on the NASDAQ Bulletin Board under the symbol "CYDF". The merger itself was declared effective as of September 1, 2004.

Background - Continuity of Management

     Management of the Registrant is a continuation of Management of E-City in that William C. Robinson is the CEO, President, and, at present, sole Director of both companies. In addition, Mr. Robinson is the CEO and, at present, a Director of Proxity Digital Networks, Inc. ("Proxity").

Background - Proxity

     Proxity may be said to be a controlling person of the Registrant. Trading in the Common Stock of Proxity is reported in the inter-dealer quotation system maintained by the National Quotation Bureau, Inc. and the Pink Sheets under the symbol "PDNW." An affiliate interest in Proxity is held by Cherokee Raiders, L.P., a family limited partnership of which Mr. Robinson is the general partner.

     Proxity   specializes  in  the  deployment  and   integration  of  security
protection technology and government contract fulfillment.

     Prior to the Merger, Proxity held a majority position in On Alert Systems, Inc. ("On Alert") of which Mr. Robinson was the CEO and a Director.

Background - On Alert

     On Alert plans to acquire the marketing rights to offensive and defensive security technologies supporting a full line of interoperable protection disciplines. By acquiring Security Products through teaming and licensed marketing and distribution agreements, the Company plans to introduce the new product line to multiple markets. Though exclusive global licenses, On Alert has also licensed a developing system that uses acoustical and ultrasonic means to sense and evaluate activity pertinent to law enforcement, security and defense industries. Their prospective clients all share the need for enhanced security, mobile communication platforms and increased surveillance capabilities.

     On Alert, in turn, had a majority position in Cyber Aerospace Corp. ("Cyber Aerospace") of which Mr. Robinson was the CEO and a Director.






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Background - Cyber Aerospace

     Cyber Aerospace is currently participating in two projects:

     o Sales and marketing of spherical airships through a global marketing agreement with Techsphere Systems International, LLC.

     o Assembling a team of military experts, aerospace and composite engineers to design and build a new generation of Unmanned Aerial Vehicles (UAV's) known as Individual Unmanned Air Scouts (IUAS).

     The use of airships or of dirigibles to provide high altitude surveillance is not a new concept. For over one hundred years, balloons have been used by battlefield commanders to get a "big picture" perspective. However, it is anticipated that Techsphere's Airship design will bring a new potential to the field by integrating advanced communications with mobile platform stability, as the physical configuration will allow the system to remain airborne in a set location longer than previously possible. Furthermore, in addition to providing "hovering" ability, the engines are designed to rotate allowing the Airship to fly, versus float, to its station. This design also permits the ship to spin on its axis permitting greater mobility.

     Cyber Aerospace is the exclusive global sales and marketing agent of Techsphere Systems International Inc.'s ("TSI"), line of spherical Airships for sale to the government and the military. TSI, through its agreement with the patent holder (21st Century Airships, Inc.), plans to manufacture the Airships, beginning with the AeroSphere SA-76, which is a low altitude Airship. The SA-76 can be used for battlefield surveillance to monitor war zones and combat areas with multiple systems platforms.

     To augment the Airship technologies, Cyber intends to produce a series of UAV's called Individual Unmanned Air Scout (IUAS) that will carry various payload weights as well as takeoff or land in a VTOL (vertical take off and landing) position.

The Mergers Themselves

     The change of domicile merger was a two-step transaction. First, Management organized Cyber Defense as a Florida corporation, and, thereafter, On Alert was merged into Cyber Defense. Second, following this first merger, E-City was merged into Cyber Defense.

     The result of this first merger was that the assets and liabilities and rights and obligations of On Alert, as matter of law, became the assets and liabilities and rights and obligations of Cyber Defense. More specifically, the Airship operations of On Alert and the ballistic event detection operations of On Alert were consolidated in Cyber Defense.




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     Thus, two separate,  but interrelated  businesses were integrated under one roof.

     In addition, (a) since Proxity owned 18,750,000 and Cherokee Raiders owned 6,750,000 shares of On Alert before the merger, then, as a result of the merger, Proxity and Cherokee surrendered those 25,500,000 shares of On Alert, those shares were canceled, and, in exchange, Proxity and Cherokee received 25,500,000 newly issued shares of Class A Common Stock of Cyber Defense Systems, Inc.; (b) since Cherokee owned 150,000 shares of Class B Common Stock of On Alert (with the right to vote 1000 shares for each one share owned) before the merger, then, as a result of the merger, Cherokee surrendered those 150,000 shares of On Alert, those shares were canceled, and, in exchange, Cherokee received 150,000 newly issued shares of Class B Common Stock of Cyber Defense (which now also have the same right to vote 1000 shares for each one share owned); and (c) since On Alert itself owned 40,000,001 shares of E-City before the merger, this block of E-City stock, as a result of the merger, now belonged to Cyber Defense Systems, Inc., thus making E-City an 80% subsidiary of Cyber Defense. Basically, then, Proxity and Cherokee (as the holder of stock with "super voting" rights) would control Cyber Defense.

     The next step in the process entailed the merger of E-City into Cyber Defense pursuant to the "short-form" merger laws. A "short-form" merger allows a parent (such as Cyber Defense) to merge a subsidiary (such as E-City) into itself without having to obtain shareholder consent. As explained above, since Cyber Defense owned 40,000,001, or in excess of 80% of the number of Issued and Outstanding shares of E-City after the first merger, Cyber Defense was able to avail itself of the "short-form" merger statutes and merge E-City into itself without having to incur substantial legal fees by soliciting proxies.

     In the (second) change of domicile merger between E-City and Cyber Defense,
(a) the 40,000,001  shares of E-City owned by Cyber Defense were  canceled,  and
(b) for each 30 shares of the Common Stock of the "old" Nevada company (i.e., E-City) owned by them before the merger, the remaining shareholders of E-City received 1 share of the Class A Common Stock of the "new" Florida company ( i.e., Cyber Defense) after the merger. Thus, pursuant to and after the merger, those persons received a total of 333,333 shares of the "new" Florida Company. ( i.e., Cyber Defense). Since there are, at present, 25,500,000 shares of the Class A Common Stock of Cyber Defense Issued and Outstanding and held by Proxity (18,750,000 shares) and Cherokee Raiders, L.P. (6,750,000 shares) - all of which shares are Restricted - this means that after the second merger, the number of Issued and Outstanding shares of the Class A Common Stock of the "new" Florida company is 25,833,333 shares. In addition, 150,000 shares of Class B Common Stock of Cyber Defense, with multiple voting rights, will be owned by Cherokee Raiders, L.P. However, these shares will also be Restricted.

     Finally, since Cyber Aerospace has shareholders other than On Alert, those persons continue to own shares in Cyber Defense, Cyber Aerospace continues to be






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a  separate  company,  and,  via  the  first  merger,  Cyber  Defense  has  been substituted for On Alert as the majority shareholder of Cyber Aerospace.


Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Securities Holders

     Prior to the second merger, all shareholders of E-City had one vote for each share of Common Stock of E-City held by them.

     As a result of the second merger, the shareholders of E-City received shares of Class A Common Stock, par value $0.001 per share, of the Registrant. However, the holders of the Class B Common Stock, Proxity and Cherokee, have 1000 votes for each share of the Class B held by them.

     As at September 1, 2004, the Registrant's capital structure consists of:

          (a) 200,000,000 shares of Class A Common Stock, Par Value $0.001 per share, of which 25,833,333 shares are issued and outstanding, with the holders of the Class A having one vote per share and the right to elect two Directors of the Registrant;

          (b) 200,000,000 shares of Class B Common Stock, Par Value $0.001 per share, of which 150,000 shares are issued and outstanding, with the holders of the Class B having 1000 votes per share and the right, without the approval of the shares of the Class A Common Stock,

          (i)  to increase the number of Directors;

          (ii) to increase or decrease the number of votes each Director may have on any manner; and

          (iii)to increase or decrease the duration of the terms of the Directors;

          (c) 2 shares of Class C Common Stock, Par Value $0.001per share, of which 150,000 shares are issued and outstanding, with the holders of the Class C having one vote per share; and

          (d) 100,000,000 shares of Class A Preferred Stock, Par Value $0.001 per share, of which no shares are issued and outstanding.

     Thus, Cherokee, as the owner of 150,000 shares of the Class B, has effective control of The Registrant.





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



Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     As set forth in Section 1, Mr. Robinson and his affiliated companies controlled the Registrant before and after the mergers. Prior to the first merger (of On Alert into Cyber Defense) On Alert itself owned 40,000,001 shares of E-City. As a result of the first merger, by operation of law, ownership of these shares of E-City was transferred to Cyber Defense.

     In addition, on August 25, 2004, On Alert filed and Amended Schedule 13D disclosing many of the matters mentioned in this Form 8-K.


Item 5.03 Amendments to Articles of Incorporation or ByLaws; Changes in Fiscal Year.

     Although the Articles of Incorporation of E-City were not amended, the former shareholders of E-City are now governed by the Articles if Incorporation of Cyber Defense, the Registrant, as follows.

     Prior to the second merger, all shareholders of E-City had one vote for each share of Common Stock of E-City held by them.

     As a result of the second merger, the shareholders of E-City received shares of Class A Common Stock, par value $0.001 per share, of the Registrant. However, the holders of the Class B Common Stock, Proxity and Cherokee, have 1000 votes for each share of the Class B held by them.

     As at September 1, 2004, the Registrant's capital structure consists of:

          (a) 200,000,000 shares of Class A Common Stock, Par Value $0.001 per share, of which 25,833,333 shares are issued and outstanding, with the holders of the Class A having one vote per share and the right to elect two Directors of the Registrant;

          (b) 200,000,000 shares of Class B Common Stock, Par Value $0.001 per share, of which 150,000 shares are issued and outstanding, with the holders of the Class B having 1000 votes per share and the right, without the approval of the shares of the Class A Common Stock,

          (i)  to increase the number of Directors;

          (ii) to increase or decrease the number of votes each Director may have on any manner; and

          (iii)to increase or decrease the duration of the terms of the Directors;






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          (c) 2 shares of Class C Common Stock,  Par Value  $0.001per  share, of which 150,000 shares are issued and outstanding, with the holders of the Class C having one vote per share; and

          (d) 100,000,000 shares of Class A Preferred Stock, Par Value $0.001 per share, of which no shares are issued and outstanding.

     Thus, Cherokee, as the owner of 150,000 shares of the Class B, has effective control of the Registrant.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     It is the intention of the Registrant to file all Financial Statements and Exhibits required by this Form 8-K within 71 days from the date hereof.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Cyber Defense Systems, Inc.
                                              (Registrant)


Date: September 13, 2004                /s/  William C. Robinson
                                        ---------------------------------
                                        William C. Robinson, CEO












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